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                                                                    EXHIBIT 99.9


Centennial Cellular Corp.
50 Locust Avenue
New Canaan, CT  06840

Ladies and Gentlemen:

       I hereby consent to the reference to my becoming a director of Centennial Cellular Corp. (the "Company") in the Registration Statement on Form S-4 of the Company to which this consent is filed as an exhibit and the Information Statement/Prospectus included therein.



                                                     /s/ Anthony J. de Nicola
                                                     --------------------------
                                                     Anthony J. de Nicola

Dated: December 8, 1998

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